EXHIBIT 10.10

Confidential

AMENDMENT No. 2

TO

the AGREEMENT

dated 16 December 2013

between

LONZA SALES AG

and

NEXVET BIOPHARMA PTY LTD

(NV02)

Schedule

Stage 8 ***

Schedule 3

Price and Payment

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

THIS AMENDMENT is made the 10th day of October 2014

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.	NEXVET BIOPHARMA PTY LTD, of 9 Meaden Street, South bank, 3006, Victoria, Australia (“Customer”).

WHEREAS

A.	Customer and Lonza entered into an agreement dated 16 December 2013 referring to NV-02, (the “Agreement”), under which Lonza is required to perform Services relating to the Cell line and Product described.

B.	Customer would like Lonza to carry out additional activities under the Agreement.

C.	Lonza is prepared to perform the additional activities.

Confidential

NOW THEREFORE it is agreed hereby by the parties to amend the Agreement and perform additional services as follows:

1.	Schedule 2 of the Agreement shall be amended to include as following amended Stage 8.

SCHEDULE 2

***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

2.	Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 2:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.	Price

In consideration for Lonza performing the Services as detailed in Schedule 2 Customer shall pay Lonza as follows:

Stage	Price (UK £ Sterling) ***
Stage 8 ***	£	*	** (1)

Notes:

(1)	As described in Clause 4- “Delivery, Transportation of Product and Customer Tests” of the Agreement, additional costs and expenses incurred by Lonza in arranging insurance and transportation in order to ship samples, Product, and Cell Line shall be charged to Customer in addition to the price.

2.	Payment

Payment by Customer of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.1	For Stage 8

*** upon commencement

*** upon issue of the statement of testing.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

AS WITNESS WHEREOF the parties have caused this Amendment No. 2 to be executed by their representatives thereunto duly authorised as of the day and year first written.

NEXVET BIOPHARMA PTY LTD	LONZA SALES AG

Signature:	Signature:

/s/ David Gearing	/s/ J. Westedt

Printed Name: David Gearing	Printed Name: Westedt
Title: CSO	Title: Dir. Mrg. Serv.

Signature:

/s/ Nadia Zieger

	Printed Name:	Nadia Zieger
	Title:	Senior Legal Counsel